IDEX Mutual Funds
IDEX Moderately Aggressive Asset Allocation

Supplement dated August 12, 2002 to Prospectus dated
March 1, 2002, as amended April 1, 2002, as previously supplemented May 3, 2002, June 1, 2002, July 31, 2002 and
August 1, 2002

The following paragraph replaces the second bullet point in the left-hand column under "IDEX Moderately Aggressive Asset
Allocation - Principal Strategies and Policies" on page 6.


* adjusting the fund's investments in underlying IDEX funds to achieve a mix over time of approximately 70% of assets in equity, and 30% of assets in bonds and cash, with approximately 20% being allocated to bonds and the remaining 10% to cash.









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